SECURITIES AND EXCHANGE COMMISSION



                              Washington, D.C. 20549




                                    __________

                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 17, 2000

                        W.R. CARPENTER NORTH AMERICA, INC.
              (Exact name of registrant as specified in its charter)


STATE OF DELAWARE           333-31187               54-1049647
(State or other           (Commission              (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)

                             7433 North First Street,
                                 Fresno, CA 93720
              (Address of principal executive offices and zip code)


                                  (559) 353-3950
               (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On August 17, 2000, W.R. Carpenter North America, Inc. (the "Company") announced the signing of a non-binding expression of interest with United Rentals (North America), Inc. on August 10, 2000. Attached as Exhibit 99.c, and incorporated herein by this reference, is a copy of the Company's press release dated August 17, 2000 entitled "W.R. Carpenter Announces Entry Into Discussions for Sale of Horizon High-Reach, Inc. with United Rentals."



Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


99.c  Press Release of W.R. Carpenter North America, Inc. dated August 17,2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 17, 2000


W.R. CARPENTER NORTH AMERICA, INC.


By /s/  Graham D. Croot, Chief Financial Officer






EXHIBIT INDEX


Exhibit No.       Title


99.c W.R. Carpenter North America, Inc. press release dated August 17, 2000 entitled "W.R. Carpenter Announces Entry Into Discussions for Sale of Horizon High-Reach, Inc. with United Rentals".



                                   EXHIBIT 99.C